                                 EXHIBIT 23.9

                           Consent of Person About
                              to Become Director


        I hereby consent to my being named in the registration statement on Form S-4 filed by Vencor, Inc. ("Vencor") as a person who will become a director of Vencor upon consummation of the merger of The Hillhaven Corporation and Vencor.



                                                /s/ Bruce L. Busby
                                                --------------------------
                                                Bruce L. Busby